Cambria ETF Trust N-CSR

Exhibit 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Tidal Trust II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Tidal Trust II for the period ended April 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Tidal Trust II for the stated period.

/s/ Mebane Faber	/s/ Aaron J. Perkovich
Mebane Faber	Aaron J. Perkovich
President/Principal Executive Officer Cambria ETF Trust	Treasurer/Principal Financial Officer Cambria ETF Trust

Dated:	July 9, 2026	Dated:	July 9, 2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Cambria ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.